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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      DECEMBER 30, 1997
                                                  ------------------------------



                                Virtual Telecom, Inc.
                             ---------------------------
                (Exact name of registrant as specified in its charter)



          Delaware                    0-22351                 98-0162893
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)



       12, Av. Des Morgines 1213 Petit-Lancy 1, Geneva Switzerland         N/A
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          (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:    011-4122-879-0879
                                                       ------------------------


                                    Not Applicable
             ------------------------------------------------------------
            (Former name or former address, if changed since last report)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5.   OTHER EVENTS.

     Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On December 30, 1997, the Company sold 1,923,716 shares ("Shares") of its Series B Preferred Stock to Alta-Berkeley V, C.V. and two affiliated venture capital funds (collectively referred to as "Alta-Berkeley") for the purchase price of $3,000,000. Pursuant to the terms of the Agreement, Alta-Berkeley delivered $1,000,000 at the closing on December 30, 1997 and has agreed to deliver to the Company by March 30, 1998 the balance of $2,000,000. The Shares were issued to Alta-Berkeley as partly paid shares and are subject to the provisions of Section 156 of the Delaware General Corporation Laws until such time as the full purchase price of $3,000,000 has been delivered to the Company. The Shares are convertible at any time into shares of the Company's $.001 par value common stock ("Common Stock") on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, and have full voting rights along with the Company's Series A Preferred Stock and its Common Stock.

     The Shares were sold pursuant to Regulation S under the Securities Act of 1933. There were no underwriters involved in the transaction.

     Concurrent with the Agreement, the Company and Alta-Berkeley entered into an Investors' Rights Agreement. Pursuant to the terms of their agreement, the Company increased the authorized number of its directors from four (4) to six
(6) and holders of the Shares are entitled to elect two members of the Company's Board of Directors. At the closing, the Company appointed Mr. Bryan Wood of Alta-Berkeley to the Board of Directors. In addition, the Company granted Alta-Berkeley the right of first refusal to purchase a pro rata share of any equity securities which the Company may issue. The right of first refusal expires on December 18, 2004. The Investors' Rights Agreement also grants Alta-Berkeley certain approval and disclosure rights over


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certain management and strategic matters.

                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Virtual Telecom, Inc.
                              (Registrant)



Date:  January 14, 1998       By: /S/ Neil Gibbons
                                  ---------------------------------------------
                                     Neil Gibbons


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